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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


We consent to the incorporation by reference in this Registration Statement of Kewaunee Scientific Corporation on Form S-8 of our report dated May 31, 1996 appearing in the Annual Report on Form 10-K of Kewaunee Scientific Corporation for the yaer ended April 30, 1996.

DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP


Charlotte, North Carolina
December 13, 1996